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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 15, 2005

                               VICAL INCORPORATED
               (Exact name of registrant as specified in charter)

          DELAWARE                      000-21088                93-0948554
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

            10390 Pacific Center Court
               San Diego, California                             92121-4340
     (Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code: (858) 646-1100

                                 Not Applicable.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 15, 2005, Vical Incorporated issued a press release announcing, among other things, its financial results for the quarter and year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

     The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VICAL INCORPORATED

Date:  February 15, 2005                   By:  /s/ JILL M. CHURCH
                                                --------------------------------
                                                Jill M. Church
                                                Vice President,
                                                Chief Financial Officer
                                                and Secretary

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                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release issued by Vical Incorporated on February 15, 2005.